Dear Shareholders:

The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back.
At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.
For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.
In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.
Sincerely,


Barbara J. Krumsiek
President and CEO
November 3, 1997

A DISCUSSION WITH PORTFOLIO MANAGER, GREG HABEEB

What was your view of the strength of the economy and the investment climate over the past 12 months?

The economy looked to be expanding at a robust but not runaway pace. The most obvious indicators of rising prices -the consumer price index and producer price index -have not pointed to surging inflation. But there was a steady increase in new job hires and shrinking unemployment. Tight labor markets typically push wages higher which can trigger higher prices at the consumer level.
Bond yields traded in a fairly tight range. The high and low yields on the benchmark 30-year Treasury bond were within 95 basis points of each other for the year, with a high of 7.20% and a low of 6.25%

What was your strategy?

     We kept the Fund's duration, a measure of interest rate sensitivity, near the short end of our range through the first half of this reporting period. Going into the second half, we lengthened duration a bit in order to capture more yield. This less cautious stance is in line with our generally favorable outlook for the bond market. Once we hit our target duration, we tend to stay there. Instead of trying to predict the direction of rates day-to-day or week-to-week, we look to enhance returns by implementing relative value trades. That is, we purchase undervalued issues and sell them when they return to fair value. We were successful with that approach during this period, finding trading opportunities primarily among corporate bonds. We further reduced our holdings of mortgage-backed securities because they seemed overvalued. Since the beginning of the calendar year, we have implemented a more active management strategy. We expect this strategy to improve the Fund's total return over time. Higher portfolio trading activity will result in a higher turnover ratio due to the Fund's current asset size.

For the year ended September 30, 1997, the turnover was 2,961%.
How did the Fund's return compare to that of its benchmark?

For the 12-month period, we led our benchmark, the Lehman Aggregate Bond Index, by 132 basis points. For the six-month period, we led by 69 basis points.

What's your prediction for the economy and interest rates over the next six months and beyond?

The Federal Reserve is determined not to get behind the curve with inflation and may take steps to nudge key short-term rates higher in the coming months. Long rates would likely follow suit. However, we don't expect any steep increases in the notes that the Fed controls. Looking out over the next year, we see a number of trends that portend lower rates. These include a secular downtrend in inflation over the last three years, fundamental changes in US fiscal policy and a strong US economy that has practically eliminated the need for net new Treasury borrowings. Thus our long-term outlook for the bond market for the next year is positive.

October 20, 1997

Portfolio Statistics
September 30, 1997

Investment Performance

                                            6 Months          12 Months

Income Fund                                 7.81%              11.03%
Lehman Aggregate
Bond Index TR                               7.12%              9.71%
Lipper Corp. Debt
BBB Funds Index                             7.99%             11.01%

Maturity Schedule

                                            Weighted Average

                                            9/30/97           3/31/97
                                            14 years          15 years

SEC Yields

                                            30 days ended

                                            9/30/97           3/31/97
                                            4.72%             5.52%

Portfolio Quality Structure

Pie chart here showing percentage of each bond:

AAA/Aaa              5%
A/a                 17%
BB                  12%
NR                   2%
Cash Equivalents    14%
AA/Aa                3%
BBB/Baa             47%


Investment performance does not reflect the deduction of any front-end sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

NR: Obligation is not rated by a commercial credit rating service, such as Moody's Investors Services, Inc., or Standard & Poor's Corporation; obligation has been determined to be of appropriate quality for the Portfolio by Calvert Asset Management Company, Inc., the Investment Advisor.

PORTFOLIO STATISTICS
September 30, 1997

Average Annual Total Returns

                                            As of 9/30/97

One year                                    7.00%
Five year                                   5.88%
Ten year                                    8.99%
Since inception                             9.69%
(10/12/82)

Performance Comparison
Comparison of change in value of $10,000 investment.

Bar chart here showing comparison from 10/1/87 to 9/30/97
Calvert Income Fund $23,659
Lehman Aggregate Bond Index TR $24,731


Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

REPORT OF  INDEPENDENT  ACCOUNTANTS

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

     We have audited the accompanying statement of net assets of Calvert Income Fund (one of the portfolios comprising The Calvert Fund), as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1993, were audited by other auditors whose opinion dated October 29, 1993, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Fund as of September 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
November 7, 1997

STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997

                                            Principal
Debt Securities - 93.0%                     Amount            Value
Corporate Bonds - 75.0%
Banc One Auto Grantor Trust,
 6.40%, 11/20/03                            $1,818,304        $1,828,177
Bankamerica Corp., 6.625%, 8/1/07           2,000,000         1,976,220
Countrywide Capital III, 8.05%, 6/15/27     2,000,000         2,083,140
Dime Capital Trust I, 9.33%, 5/6/27         1,500,000         1,626,780
HSB Capital I, 6.66%, 7/15/27               1,000,000         997,337
Keycorp, 7.50%, 6/15/06                      2,000,000        2,083,720
Medpartners, Inc., 6.875%, 9/1/00           3,000,000         2,996,901
Merita Bank Ltd., 7.15%, 12/29/49           4,000,000         4,034,360
Ohio Savings Capital Trust I, 9.50%,
6/3/27                                      1,000,000         1,059,860
Riggs Capital II, 8.875%, 3/15/27           1,000,000         1,046,450
Salomon, Inc., 6.75%, 2/15/03               1,000,000         1,004,890
SKF AB, 7.125%, 7/1/07                      2,500,000         2,549,525
Socgen Real Estate Co., LLC,
7.64%, 12/29/49                             1,000,000         1,014,616
Staples, Inc., 7.125%, 8/15/07              1,000,000         1,002,250
USF&G Capital III, 8.312%, 7/1/46           1,500,000         1,554,975
Xerox Capital Trust I, 8.00%, 2/1/27        1,500,000         1,553,505
Zurich Capital Trust, 8.376%, 6/1/37        1,000,000         1,058,500
                                                              29,471,206

Mortgage Securities - 0.0%
Government National Mortgage
Association, Pool 137518,
     11.00%, 10/15/15                       1,551             1,765
                                                              1,765

Municipal Bonds - 4.5%
Chickasaw Nation Oklahoma Certificate
of Participation,
     10.00%, 8/1/03*                        1,310,000         786,000
Dauphin County Pennsylvania Health
 Center General Authority Revenue
Bond, 7.25%, 9/1/10                         1,000,000         1,000,400
                                                              1,786,400

Repurchase Agreements - 13.5%
Donaldson Lufkin Jenrette, 6.125%
, dated 9/30/97, due 10/1/97
(Collateral: $5,442,440,
FNMA, 5.64%, 2/20/01)                       5,300,000         5,300,000
                                                              5,300,000

     Total Debt Securities (Cost $36,672,391)                 36,559,371

Equity Securities - 5.3%                    Shares            Value
Preferred Stocks
Highwood Properties, Inc.,
Series A, Preferred, 8.625%                 1,000             $1,068,100
Simon Debartolo Group, Inc.,
Series C, Preferred, 7.89%                  20,000            1,023,020
     Total Equity Securities
(Cost $2,029,600)                                             2,091,120

     TOTAL INVESTMENTS
 (Cost $38,701,991) - 98.3%                                   38,650,491
     Other assets and liabilities, net - 1.7%                    651,619
     Net Assets - 100%                                        $39,302,110

Net Assets Consist of:
Paid-in capital applicable to 2,285,465
outstanding shares of beneficial
     interest; unlimited number of
no par shares authorized                                      $38,333,602
Accumulated net realized gain (loss) on investments           1,020,008
Net unrealized appreciation (depreciation)
on investments                                                (51,500)

     Net Assets                                               $39,302,110

     Net Asset Value per Share                                $17.20



* This security is in default and was valued by the Board of Trustees.  See
Note A.


See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997

Net Investment Income
Investment Income
     Interest income                                          $2,956,582
     Dividend income                                          75,377
         Total investment income                              3,031,959

Expenses
     Investment advisory fee                                  290,440
     Transfer agency fees and expenses                        66,217
     Distribution Plan expenses:
         Class A                                              62,090
         Class C                                              983
     Trustees' fees and expenses                              5,468
     Custodian fees                                           28,965
     Registration fees                                        30,918
     Reports to shareholders                                  34,199
     Professional fees                                        19,592
     Miscellaneous                                            11,904
     Reimbursement from Advisor                               (620)
         Total expenses                                       550,156
         Fees paid indirectly                                 (28,965)
              Net expenses                                    521,191
              Net Investment Income                           2,510,768

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
     Securities                                               1,527,877
     Futures                                                  2,925
                                                              1,530,802
Change in unrealized appreciation or depreciation             306,476

     Net Realized and Unrealized Gain
     (Loss) on Investments                                    1,837,278

     Increase (Decrease) in Net Assets
     Resulting From Operations                                $4,348,046




See notes to financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                            Year Ended        Year Ended
                                            September 30,     September 30,
Increase (Decrease) in Net Assets           1997              1996
Operations
     Net investment income                  $2,510,768        $2,648,037
     Net realized gain (loss)               1,530,802         83,953
     Change in unrealized appreciation
or depreciation                             306,476           (889,184)

     Increase (Decrease) in
     Net Assets
     Resulting From Operations              4,348,046         1,842,806

Distributions to shareholders from
     Net investment income:
         Class A Shares                     (2,507,902)       (2,606,323)
         Class C Shares                     (2,866)           (54,133)
     Net realized gain:
         Class A Shares                     (13,944)          -
     Distribution in excess of net
realized gain:
         Class A Shares                     -                 (62,966)
         Class C Shares                     -                 (1,516)
     Total distributions                    (2,524,712)       (2,724,938)

Capital share transactions:
     Shares sold:
         Class A Shares                     3,817,591         4,750,562
         Class C Shares                     4,736             1,203,271
     Shares issued from merger:
         Class A Shares                     -                 7,603,794
         Class C Shares                     -                 303,797
     Reinvestment of distributions:
         Class A Shares                     2,067,569         2,243,906
         Class C Shares                     2,459             54,829
     Shares redeemed:
         Class A Shares                     (12,829,618)      (11,964,864)
         Class C Shares                     (1,393,740)       (905,976)
     Total capital share transactions       (8,331,003)       3,289,319

Total Increase (Decrease)
 in Net Assets                              (6,507,669)       2,407,187

Net Assets
Beginning of year                           45,809,779        43,402,592
End of year                                 $39,302,110       $45,809,779

Capital Share Activity
Shares sold:
     Class A Shares                         228,602           284,027
     Class C Shares                         291               72,532
Shares issued from merger:
     Class A Shares                         -                 461,675
     Class C Shares                         -                 18,753
Reinvestment of distributions:
     Class A Shares                         123,607           134,740
     Class C Shares                         151               3,352
Shares redeemed:
     Class A Shares                         (764,324)         (717,676)
     Class C Shares                         (85,584)          (55,738)
Total capital share activity                (497,257)         201,665

NOTES TO FINANCIAL  STATEMENTS  Note A -  Significant  Accounting  Policies

General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. On October 29, 1996, all outstanding Class C shares in the Fund were converted into an equivalent value of Class A shares. This transaction was a non-taxable exchange and no sales charge was applied to the Class A shares issued. On May 23, 1996, the net assets of Calvert U.S. Government Fund were merged into the Fund. The acquisition was accomplished by a tax free exchange of 480,428 shares of the Fund (valued at $7,907,591) for the 555,054 shares of the U.S. Government Fund outstanding at May 23, 1996. The U.S. Government Fund's net assets at that date, including $172,000 of unrealized depreciation and $328,884 of undistributed realized net losses were combined with those of the Fund. The aggregate net assets of the Fund and U.S. Government Fund immediately before the acquisition were $40,339,463 and $7,910,153, respectively.

 Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly form the values that would have been used had a ready market of the investments existed, and the differences could be material. At September 30, 1997, $786,000 or 2.0% of net assets, were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks arise from the possible illiquidity of the options market and from movements in security values.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates. Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -Related Party  Transactions  Calvert

Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life
Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Fund's average daily net assets.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.0% annually of average daily net assets of each Class A and Class C, respectively. The Distributor received $11,470 as its portion of the commissions charged on sales of the Fund's shares. Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

 Note C -Investment Activity During the year, purchases and sales of investments, other than short-term securities, were $1,109,042,877 and $1,126,415,839, respectively. The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $51,500, of which $472,500 related to appreciated securities and $524,000 related to depreciated securities.

 Note D -Line of Credit Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1997.

Financial Highlights

         Years Ended
                                            September 30,     September 30,
Class A Shares                              1997              1996

Net asset value, beginning                  $16.47            $16.82
Income from investment operations
Net investment income                       1.02              1.01
Net realized and unrealized gain (loss)     .74               (.32)
     Total from investment operations       1.76              .69
Distributions from
Net investment income                       (1.02)            (1.01)
Net realized gains                          (.01)             -
In excess of net realized gain              -                 (.03)
     Total distributions                    (1.03)            (1.04)
Total increase (decrease)
in net asset value                           .73               (.35)
Net asset value, ending                     $17.20            $16.47

Total return*                               11.03%            4.21%
Ratios to average net assets:
Net investment income                       6.04%             6.02%
Total expenses+                             1.33%             1.26%
Net expenses                                1.26%             1.23%
Portfolio turnover                          2,961%            153%
Net assets, ending (in thousands)           $39,302           $44,431
Number of shares outstanding,
     ending (in thousands)                  2,285             2,698

Financial Highlights
(Cont'd)
         Years Ended


                                            September 30
                                            1995
Class A Shares
Net asset value, beginning                  $15.68
Income from investment operations
Net investment income                       1.11
Net realized and unrealized gain (loss)     1.14
  Total from investment operations          2.25
Distributions from
Net investment income                       (1.11)
Net realized gains                          -
In excess of net realized gain              -
     Total distributions                    (1.11)
Total increase (decrease) in
net asset value                             1.14
Net asset value, ending                     $16.82

Total return*                               14.90%
Ratios to average net assets:
Net investment income                       6.89%
Total expenses+                             1.26%
Net expenses                                1.23%
Portfolio turnover                          135%
Net assets, ending (in thousands)           $42,637
Number of shares outstanding,
     ending (in thousands)                  2,535

Years Ended
                                            September 30,     September 30,

Class A Shares                               1994             1993
Net asset value, beginning                  $18.41            $17.50
Income from investment operations
Net investment income                       1.16              1.23
Net realized and unrealized gain (loss)     (2.42)            .91
     Total from investment operations       (1.26)            2.14
Distributions from
     Net investment income                  (1.16)            (1.23)
     Net realized gain                      (.31)             -
         Total distributions                (1.47)            (1.23)
Total increase (decrease) in
 net asset value                            (2.73)            .91
Net asset value, ending                     $15.68            $18.41

Total return*                               (6.94%)           12.74%
Ratios to average net assets:
     Net investment income                  6.86%             6.93%
     Total expenses+                        N/A               N/A
     Net expenses                           1.07%             1.00%
Portfolio turnover                          34%               25%
Net assets, ending (in thousands)           $45,936           $53,134
Number of shares outstanding,
     ending (in thousands)                  2,929             2,886

FINANCIAL HIGHLIGHTS

                                                     Periods Ended
                                            October 29,       September 30,
Class C Shares                              1996              1996

Net asset value, beginning                  $16.19            $16.56
Income from investment operations
Net investment income                       .01               .74
Net realized and unrealized gain (loss)     .31               (.42)
     Total from investment operations       .32               .32
Distributions from
     Net investment income                  (.04)             (.66)
     In excess of net realized gain         -                 (.03)
         Total distributions                (.04)             (.69)
Total increase (decrease) in
net asset value                             .28               (.37)
Net asset value, ending                     $16.47            $16.19

Total return*                               2.01%             1.96%
Ratios to average net assets:
     Net investment income                  3.65%(a)          3.96%
     Total expenses+                        3.29%(a)          3.37%
     Net expenses                           3.26%(a)          3.34%
     Expenses reimbursed                    .63%(a)           -
Portfolio turnover                          2%                153%
Net assets, ending (in thousands)           $1,064            $1,379
Number of shares outstanding,
     ending (in thousands)                  65                   85

                                                       Years Ended
                                            September 30,     September 30,
Class C Shares                              1995              1994**

Net asset value, beginning                  $15.63            $17.35
Income from investment operations
Net investment income                       .81               .57
Net realized and unrealized gain (loss)     1.09              (1.67)
         Total from investment operations   1.90              (1.10)
Distributions from
     Net investment income                  (.97)             (.62)
     In excess of net realized gain         -                 -
         Total distributions                (.97)             (.62)
Total increase (decrease)
in net asset value                         .93               (1.72)
Net asset value, ending                     $16.56            $15.63

Total return*                               12.58%            (5.47%)
Ratios to average net assets:
     Net investment income                  4.71%             5.62%(a)
     Total expenses+                        3.37%             N/A
     Net expenses                           3.34%             2.65%(a)
     Expenses reimbursed                    .69%              7.29%(a)
Portfolio turnover                          135%              34%
Net assets, ending (in thousands)           $766              $413
Number of shares outstanding,
     ending (in thousands)                  46                26



(a)      Annualized
* Total return is not annualized and does not reflect deduction of any front-end sales charge.
+        Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions
are included in the ratio of net expenses.
**       From March 1, 1994 inception.
N/A      Disclosure not applicable to prior periods.

Calvert
Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDDfor Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
Arizona Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Florida Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Michigan Muni. Intermediate Portfolio
New York Muni. Intermediate Portfolio
Pennsylvania Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIFEquity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Strategic Growth Fund
New Africa Fund


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using soy-based inks